Greenwich Street

                         ------------------------------

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                Annual Report
                                                                August 31, 2001

                       [PHOTO]                   [PHOTO]
                   HEATH B. MCLENDON         JOSEPH P. DEANE
                       Chairman               Vice President

Greenwich Street California
Municipal Fund Inc.

Dear Shareholder:

We are pleased to provide the annual report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the year ended August 31, 2001. Over the 12 months covered by this report, the Fund distributed income dividends totaling $0.61 per share. The table below details the annualized distribution rate and the 12-month total return based on the Fund's August 31, 2001 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price(1):

             Price                  Annualized             12-Month
           Per Share            Distribution Rate(2)     Total Return(2)
        ---------------       ------------------------ -------------------
         $14.39 (NAV)                  4.34%                10.12%
         $12.97 (AMEX)                 4.81%                14.76%

In comparison, the Lipper Inc. ("Lipper")(3) peer group of closed-end California municipal debt funds based on NAV returned 11.79% for the same period. Past performance is not indicative of future results.

--------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is its market (AMEX) price as determined by supply and demand.
2 Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. The annualized distribution rate assumes a current monthly income dividend rate of $0.052 for 12 months. This rate is as of September 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3     Lipper is an independent mutual fund-tracking organization.


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Greenwich Street California Municipal Fund Inc.                                1
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

As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Special Shareholder Notice

On September 6, 2001, the Board of Directors of Greenwich Street California Municipal Fund Inc., which is listed on the American Stock Exchange under the symbol "GCM," unanimously approved a proposed combination of the Fund with and into Smith Barney California Municipals Fund Inc., an open-end mutual fund.

If the reorganization is approved, shareholders of GCM will become shareholders of Smith Barney California Municipals Fund Inc., receiving shares of that Fund having a value equal to the aggregate NAV of their holdings in GCM at the time of the transaction. Class A shares of the Smith Barney California Municipals Fund Inc. will be issued to former GCM shareholders without any sales charges.

Municipal Bond Market Update

In response to aggressive economic growth in the year 2000, the U.S. Federal Reserve Board ("Fed") tightened monetary policy through the end of last year in order to decelerate an overly robust economy. The year 2001 started out on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and the increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. Beginning with a rare intra-meeting rate cut in January, the Fed responded to this instability by aggressively lowering short-term interest rates by a total of 275 basis points(4) over the six-month period that ended June 30, 2001.

--------------
4     A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
2                                             2001 Annual Report to Shareholders

Since the end of June, economic conditions have deteriorated considerably. In an effort to further curb negative economic growth, reduce job loss and bolster sagging consumer confidence, the Fed continued to lower short-term rates. (The latest Fed rate cut of 50 basis points occurred after the close of the reporting period on October 2, 2001, taking rates to a 39-year low of just 2.5%.) Existing concerns over our sluggish economy were exacerbated by the terrorist attacks of September 11th. The federal government, which had been running a budget surplus, appears to be headed towards a deficit as hopes of a "U-shaped" recovery have begun to dissipate.

California Economic Highlights

The California municipal market is a "thin" market with more demand than supply. As the California power crisis unfolded last year, concerns surfaced around how companies would finance their power purchases, as natural gas prices soared to $10.00 per million British thermal units ("BTUs") last December. We believe that this overriding concern has diminished somewhat in light of recent events, including weaker industrial energy demand and natural gas prices sliding below under $2.00 per million BTUs.

Uninsured California general obligation bonds have not been added to the portfolio, over the last 9-12 months as the power crisis unnerved the state's economy, challenging issuers' unlimited (or in some cases limited) taxing power to cover principal and interest payments. Insurance on the bonds provides a safeguard if tax revenues are insufficient to meet the aforementioned obligations to the lender.

Because we believe that water, sewer and local bonds are attractive, the Fund has recently made several bond purchases in these sectors. In summary, our outlook remains generally positive over the next 3-5 months.

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital.(5) The Fund invests primarily in long-term, investment-grade(6) municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

--------------
5 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax (OAMTO).
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

During the past year, the Fund focused on hospital bonds (24.0%), transportation bonds (20.1%) and water & sewer bonds (17.6%) because we believe they offered good relative values. In addition, as of August 31, 2001, approximately 94.9% of the Fund's holdings were rated investment-grade, with 46.6% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

The Fund is managed to include high quality, investment-grade bonds with a 20-21 year weighted average life, and we consider the risk of higher inflation not to be a material near-term issue. We view inflationary concerns as negligible, as economic and political leaders are focused on restoring national confidence and normalcy.

Municipal Bond Market Outlook

In our opinion, economic and market conditions should remain weak over the next few months as corporate profits slide, workforces shrink, and Gross Domestic Product ("GDP")(7) continues to decline. As we work through the aftermath of the September 11th tragedy, we believe that the government will continue to take the necessary steps to resuscitate our economy and work towards recovery. However, recovery will likely be gradual, as fiscal and monetary stimuli need to work through the economy. We believe there is a strong possibility that the U.S. economy may actually experience a "V-shaped" rebound due to aggressive Fed actions such as injecting liquidity into the market and cutting the federal funds rate ("fed funds rate")(8) to historical lows. Simultaneously, Congress is implementing a fiscal stimulus package intended to work in tandem with monetary policy in order to strengthen the economy. The Fed has now taken interest rates down to a level that should encourage many investors to switch out of short-term cash positions and into both the fixed income and equity markets. Additionally, Congress is providing fiscal stimulus, another key factor to help the economy recuperate.

We believe that the demand for municipal bonds will continue to be strong as issuers look to raise money. Year to date, municipal bond funds have experienced a net inflow of $11 billion compared to a net outflow of $13 billion in 2000 (Source: Wall Street Journal, Monday, October 1, 2001). Overall, we expect investors to remain focused more on fixed income products that have provided a relative safe harbor as compared to equity investments, as the equity market has weakened.

--------------
7 GDP is the market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
4                                             2001 Annual Report to Shareholders

Thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                   /s/ Joseph P. Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President

October 3, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 and 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.


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Greenwich Street California Municipal Fund Inc.                                5

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 22.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                          August 31, 2001
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(A)                   SECURITY                                               VALUE
=======================================================================================================
Education -- 8.8%
                     California Educational Facilities Authority Revenue:
$   230,000    A2*     Loyola Marymount University, 5.750% due 10/1/24                      $   244,437
  1,870,000    Aaa*    Loyola Marymount University, (Pre-Refunded--
                         Escrowed with U.S. government securities and Refco
                         strips to 4/1/04 Call @ 102), 5.750% due 10/1/24                     2,053,915
  2,000,000    A3*     Southwestern University, 6.700% due 11/1/24                            2,198,020
-------------------------------------------------------------------------------------------------------
                                                                                              4,496,372
-------------------------------------------------------------------------------------------------------
Hospital -- 24.0%
                     California Health Facility Financing Authority:
  2,000,000    A3*     Cedars-Sinai Medical Center, Series A,
                         6.125% due 12/1/30                                                   2,138,680
  1,930,000    NR      Daniel Freeman Hospital, (Pre-Refunded -- Escrowed
                         with U.S. government securities to 5/1/05 Call @ 102),
                         6.500% due 5/1/20 (b)                                                2,217,666
  2,000,000    A       Kaiser Permanente Hospital, 5.550% due 8/15/25                         2,013,960
  2,000,000    AA-   California Statewide Community Development Authority,
                       COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                       with state & local government securities to 7/1/04
                       Call @ 102), 6.625% due 7/1/21                                         2,261,620
  2,000,000    AA-   Fresno Health Facility Revenue, Holy Cross Health
                       System, 5.625% due 12/1/15                                             2,075,600
  1,505,000    A     Torrance Hospital Revenue, Little Co. of Mary Hospital,
                       (Escrowed to maturity with U.S. government securities),
                       6.875% due 7/1/15 (b)                                                  1,584,705
-------------------------------------------------------------------------------------------------------
                                                                                             12,292,231
-------------------------------------------------------------------------------------------------------
Housing -- 11.3%
  1,400,000    AA-   California HFA Home Mortgage, Series E, FHA-Insured,
                       6.375% due 8/1/27 (c)                                                  1,473,584
  2,000,000    AA    Santa Rosa Mortgage Revenue, Village Square
                       Apartments, FHA-Insured, 6.875% due 9/1/27                             2,121,280
  2,000,000    BBB-  Virgin Islands Public Financial Authority Revenue,
                       Series A, 6.500% due 10/1/24                                           2,159,380
-------------------------------------------------------------------------------------------------------
                                                                                              5,754,244
-------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.7%
  2,000,000    AAA   Los Angeles Convention and Exhibition Center Authority
                       Lease Revenue, Series A, MBIA-Insured,
                       5.375% due 8/15/18                                                     2,073,460
  1,675,000    AAA   Orange County 1996 Recovery, COP, Series A,
                       MBIA-Insured, 6.000% due 7/1/26                                        1,850,423
-------------------------------------------------------------------------------------------------------
                                                                                              3,923,883
-------------------------------------------------------------------------------------------------------
Tax Allocation -- 10.5%
  2,100,000    Baa2* Hawthorne Community Redevelopment Agency,
                       Tax Allocation, (Partially Pre-Refunded -- Escrowed with
                       U.S. government securities to 9/1/04 Call @ 102),
                       6.700% due 9/1/20                                                      2,267,580
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                              August 31, 2001
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(A)                   SECURITY                                               VALUE
=======================================================================================================
Tax Allocation -- 10.5% (continued)
 $1,000,000    AAA   Rancho Cucamonga Redevelopment Agency, Tax
                       Allocation, MBIA-Insured, 5.250% due 9/1/26                          $ 1,031,220
  2,000,000    AAA   San Jose Redevelopment Agency, Tax Allocation,
                       MBIA-Insured, 5.250% due 8/1/16                                        2,085,980
-------------------------------------------------------------------------------------------------------
                                                                                              5,384,780
-------------------------------------------------------------------------------------------------------
Transportation -- 20.1%
  2,000,000    AAA   Foothill Eastern Transportation, California Toll Revenue,
                       (Pre-Refunded-- Escrowed with U.S. government
                       securities to 1/1/07 Call @ 100), Series A,
                       6.000% due 1/1/34                                                      2,289,700
  2,000,000    AAA   Los Angeles County Metropolitan Transportation Authority,
                       Sales Tax Allocation, Series A, MBIA-Insured,
                       5.625% due 7/1/18                                                      2,109,900
 20,000,000    AAA   San Joaquin Hills Transportation Corridor Agency,
                       Sr. Lien Toll, (Escrowed to maturity with state &
                       local government securities), zero coupon due 1/1/26                   5,848,800
-------------------------------------------------------------------------------------------------------
                                                                                             10,248,400
-------------------------------------------------------------------------------------------------------
Water & Sewer -- 17.6%
  1,240,000    AAA   Anaheim Public Finance Authority, Water Utility,
                       (Lenain Filtration Project), FGIC-Insured,
                       5.250% due 10/1/19                                                     1,283,164
    400,000    A-1+  California PCFA, Solid Waste Disposal Revenue,
                       Shell Martinez Refining Co., Series A,
                       2.350% due 10/1/31 (d)                                                   400,000
  2,000,000    AA    California State Department of Water Revenue,
                       Series L, 5.500% due 12/1/23                                           2,074,960
  2,140,000    AAA   East Bay Municipal Wastewater System, FGIC-Insured,
                       5.000% due 6/1/26                                                      2,155,643
  1,875,000    BBB   Kings County Waste Management Authority, Solid
                       Waste Revenue, 7.200% due 10/1/14 (c)                                  2,066,063
  1,000,000    AAA   Redding Joint Powers Financing Authority, Wastewater
                       Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18                    1,035,660
-------------------------------------------------------------------------------------------------------
                                                                                              9,015,490
-------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $42,490,272**)                                                $51,115,400
=======================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 10 and 11 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings (unaudited)
--------------------------------------------------------------------------------

                                       Standard &               Percentage of
Moody's            and/or                Poor's               Total Investments
================================================================================
   Aaa                                     AAA                        46.6%
   Aa                                      AA                         19.6
    A                                       A                         16.0
   Baa                                     BBB                        12.7
 VMIG 1                                    A-1                         0.8
   NR                                      NR                          4.3
                                                                     ------
                                                                     100.0%
                                                                     ======


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Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &
       Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
10                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC -- AMBAC Indemnity Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
GO    -- General Obligation
HFA   -- Housing Finance Agency
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 2001
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $42,490,272)                    $ 51,115,400
    Cash                                                                 19,810
    Interest receivable                                                 690,953
-------------------------------------------------------------------------------
    Total Assets                                                     51,826,163
-------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                    59,839
    Management fee payable                                               27,842
    Accrued expenses                                                     72,558
-------------------------------------------------------------------------------
    Total Liabilities                                                   160,239
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 51,665,924
================================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,591
    Capital paid in excess of par value                              42,997,175
    Undistributed net investment income                                 134,120
    Accumulated net realized loss from security transactions            (94,090)
    Net unrealized appreciation of investments                        8,625,128
-------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $14.39 a share on 3,591,034 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $ 51,665,924
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                       For the Year Ended August 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $ 2,840,690
-------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                             455,958
    Audit and legal                                                      49,614
    Shareholder communications                                           46,969
    Shareholder and system servicing fees                                41,036
    Registration fees                                                    16,000
    Pricing service fees                                                  4,508
    Custody                                                               2,530
    Directors' fees                                                         905
    Other                                                                 9,606
-------------------------------------------------------------------------------
    Total Expenses                                                      627,126
    Less: Management fee waiver (Note 3)                                (78,881)
-------------------------------------------------------------------------------
    Net Expenses                                                        548,245
-------------------------------------------------------------------------------
Net Investment Income                                                 2,292,445
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                             2,476,335
      Cost of securities sold                                         2,340,004
-------------------------------------------------------------------------------
    Net Realized Gain                                                   136,331
-------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                               6,554,742
      End of year                                                     8,625,128
-------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                           2,070,386
-------------------------------------------------------------------------------
Net Gain on Investments                                               2,206,717
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 4,499,162
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  For the Years Ended August 31,
                                                          2001           2000
================================================================================
OPERATIONS:
    Net investment income                            $ 2,292,445    $ 2,236,344
    Net realized gain (loss)                             136,331       (230,421)
    Increase in net unrealized appreciation            2,070,386      1,013,209
-------------------------------------------------------------------------------

    Increase in Net Assets From Operations             4,499,162      3,019,132
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                             (2,213,390)    (2,162,709)
    Net realized gains                                        --         (6,567)
-------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                   (2,213,390)    (2,169,276)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                             (816,619)       (17,623)
-------------------------------------------------------------------------------
    Decrease in Net Assets From
      Fund Share Transactions                           (816,619)       (17,623)
-------------------------------------------------------------------------------
Increase in Net Assets                                 1,469,153        832,233
NET ASSETS:
    Beginning of year                                 50,196,771     49,364,538
-------------------------------------------------------------------------------
    End of year*                                     $51,665,924    $50,196,771
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:   $   134,120    $    55,065
-------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the year ended August 31, 2001, SBFM waived $78,881 of its management fee.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $  979,070
--------------------------------------------------------------------------------
Sales                                                                  2,476,335
================================================================================

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $8,625,128
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $8,625,128
================================================================================


--------------------------------------------------------------------------------
16                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2001, the Fund did not hold any futures contracts.

7. Capital Shares

At August 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On July 17, 2000, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 67,300 shares with a total cost of $834,242. For the year ended August 31, 2001, the Fund repurchased (and retired) 65,800 shares with a total cost of $816,619.

8. Capital Loss Carryforwards

At August 31, 2001, the Fund had, for Federal income tax purposes, approximately $94,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Subsequent Event

On September 6, 2001, the Board of Directors of Greenwich Street California Municipal Fund Inc., which is listed on the American Stock Exchange under the symbol "GCM," unanimously approved a proposed combination of the Fund with and into Smith Barney California Municipals Fund Inc., an open-end mutual fund.


--------------------------------------------------------------------------------
18                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                   2001       2000        1999        1998        1997
=======================================================================================
Net Asset Value,
  Beginning of Year              $ 13.73    $ 13.49     $ 14.37     $ 13.66     $ 13.13
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(1)          0.63       0.61        0.59        0.60        0.62
  Net realized and unrealized
  gain (loss)                       0.61       0.22       (0.84)       0.80        0.87
---------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                        1.24       0.83       (0.25)       1.40        1.49
---------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                 0.03       0.00*         --          --          --
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.61)     (0.59)      (0.61)      (0.59)      (0.63)
  Net realized gains                  --      (0.00)*     (0.02)      (0.10)      (0.33)
---------------------------------------------------------------------------------------
Total Distributions                (0.61)     (0.59)      (0.63)      (0.69)      (0.96)
---------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                    $ 14.39    $ 13.73     $ 13.49     $ 14.37     $ 13.66
---------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                  14.76%      4.28%      (3.07)%      7.56%      13.39%
---------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)               10.12%      7.21%      (1.43)%     10.98%      12.19%
---------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)         $    52    $    50     $    49     $    53     $    50
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                       1.08%      1.25%       1.24%       1.20%       1.21%
  Net investment income             4.52       4.63        4.16        4.25        4.64
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                2%         8%          0%          7%         28%
---------------------------------------------------------------------------------------
Market Value, End of Year        $ 12.97    $11.875     $12.000     $13.000     $12.750
---------------------------------------------------------------------------------------

(1) The Manager waived a portion of its management fee for the year ended August 31, 2001. If such fees were not waived, the per share decrease on net investment income and the actual expense ratio would have been $0.02 and 1.24%, respectively.
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street California Municipal Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. ("Fund") as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
October 12, 2001


--------------------------------------------------------------------------------
20                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           AMEX
  Record       Payable     Closing      Net Asset     Dividends     Reinvestment
   Date         Date       Price+        Value+         Paid           Price
================================================================================
  9/21/99      9/24/99     $12.000       $13.42        $0.0490         $12.17
 10/26/99     10/29/99      11.875        12.96         0.0490          11.79
 11/22/99     11/26/99      11.500        13.24         0.0490          11.19
 12/27/99     12/30/99      10.750        12.97         0.0490          10.76
  1/25/00      1/28/00      10.688        12.79         0.0490          10.79
  2/22/00      2/25/00      10.938        12.98         0.0490          10.94
  3/28/00      3/31/00      11.125        13.27         0.0490          11.24
  4/25/00      4/28/00      11.125        13.22         0.0500          11.18
  5/23/00      5/26/00      11.188        12.89         0.0500          11.30
  6/27/00      6/30/00      11.563        13.33         0.0500          11.73
  7/25/00      7/28/00      11.688        13.48         0.0500          11.86
  8/22/00      8/25/00      11.813        13.68         0.0500          11.89
  9/26/00      9/29/00      11.750        13.62         0.0500          11.71
 10/24/00     10/27/00      11.500        13.65         0.0500          11.60
 11/20/00     11/24/00      11.688        13.65         0.0500          11.71
 12/26/00     12/29/00      11.750        13.97         0.0500          11.96
  1/23/01      1/26/01      12.438        14.09         0.0500          12.43
  2/20/01      2/23/01      12.410        14.06         0.0500          12.58
  3/27/01      3/30/01      12.110        14.11         0.0500          12.28
  4/24/01      4/27/01      12.290        13.85         0.0520          12.46
  5/22/01      5/25/01      12.480        13.91         0.0520          12.50
  6/26/01      6/29/01      12.610        14.04         0.0520          12.62
  7/24/01      7/27/01      12.750        14.11         0.0520          12.90
  8/28/01      8/31/01      12.900        14.32         0.0520          12.95
================================================================================
+ As of record date.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date


--------------------------------------------------------------------------------
22                                            2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               23

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2001:

      o 99.46% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
24                                            2001 Annual Report to Shareholders

                                Greenwich Street
                           --------------------------
                                   CALIFORNIA
                              MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004
FD01037 10/01

10th Floor, MF-2
New York, New York 10004

FD01037 10/01